SCHEDULE C

TO THE DISTRIBUTION AGREEMENT

Shares Subject to Front-End Sales Load

(Amended as of May 18, 2016)

Equity Funds

Current Name	Prior Name
JPMorgan Disciplined Equity Fund	JPMorgan Disciplined Equity Fund

JPMorgan Diversified Fund	JPMorgan Diversified Fund

JPMorgan Dynamic Small Cap Growth Fund	JPMorgan Dynamic Small Cap Fund (name effective until 6/29/07)

JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund

JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund

JPMorgan International Opportunities Fund	JPMorgan Fleming International Opportunities Fund

JPMorgan International Value Fund	JPMorgan Fleming International Value Fund

JPMorgan Intrepid European Fund	JPMorgan Fleming Intrepid European Fund

JPMorgan Intrepid International Fund	JPMorgan Fleming Tax Aware International Opportunities Fund and JPMorgan Tax Aware International Opportunities Fund (this name change effective 12/15/2005)

JPMorgan Growth and Income Fund	JPMorgan Growth and Income Fund

JPMorgan Intrepid America Fund	JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Advantage Fund	JPMorgan Intrepid Investor Fund, JPMorgan Intrepid Contrarian Fund (name effective until 4/10/06) and JPMorgan Intrepid Multi Cap Fund (name effective until 4/30/13)

JPMorgan Intrepid Value Fund	JPMorgan Intrepid Value Fund

JPMorgan Research Market Neutral Fund	JPMorgan Market Neutral Fund (name effective until 2/28/10)

JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund

JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund

JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund

JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund

Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund

JPMorgan Realty Income Fund	Undiscovered Managers REIT Fund

JPMorgan Intrepid Mid Cap Fund	One Group Diversified Mid Cap Fund and JPMorgan Diversified Mid Cap Fund

JPMorgan Equity Income Fund	One Group Equity Income Fund

JPMorgan Equity Index Fund	One Group Equity Index Fund

JPMorgan International Research Enhanced Equity Fund	One Group International Equity Index Fund and JPMorgan International Equity Index Fund (name effective until 6/30/14)

JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund

JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund

JPMorgan Market Expansion Enhanced Index Fund	One Group Market Expansion Index Fund and JPMorgan Market Expansion Index Fund (name effective until 4/30/13)

JPMorgan Multi-Cap Market Neutral Fund	One Group Market Neutral Fund

Current Name	Prior Name

JPMorgan Mid Cap Growth Fund	One Group Mid Cap Growth Fund and JPMorgan Diversified Mid Cap Growth Fund (name effective until 6/27/09)

JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund

JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund

JPMorgan Value Advantage Fund	N/A

JPMorgan U.S. Large Cap Core Plus Fund	N/A

JPMorgan U.S. Dynamic Plus Fund	JPMorgan Intrepid Long/Short Fund (name effective until 11/1/07) and JPMorgan Intrepid Plus Fund (name effective until 5/3/10)

JPMorgan China Region Fund	N/A

JPMorgan Latin America Fund	N/A

JPMorgan Dynamic Growth Fund	N/A

JPMorgan U.S. Small Company Fund	N/A

JPMorgan Emerging Economies Fund	N/A

JPMorgan Access Balanced Fund	N/A

JPMorgan Access Growth Fund	N/A

JPMorgan Research Equity Long/Short Fund	N/A

JPMorgan International Equity Income Fund	JPMorgan Global Equity Income Fund (name effective until 1/30/15)

JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Disciplined Equity Fund (name effective until 12/10/10)

JPMorgan Equity Focus Fund	N/A

Security Capital U.S. Core Real Estate Securities Fund	N/A

JPMorgan Global Unconstrained Equity Fund	N/A

JPMorgan International Unconstrained Equity Fund	N/A

JPMorgan SmartAllocation Equity Fund	N/A

JPMorgan Global Research Enhanced Index Fund	N/A

JPMorgan Emerging Markets Equity Income Fund	N/A

JPMorgan Hedged Equity Fund	N/A

JPMorgan Equity Low Volatility Income Fund	N/A

JPMorgan Opportunistic Equity Long/Short Fund	N/A

JPMorgan International Discovery Fund	N/A

JPMorgan Value Plus Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan Multi-Manager Long/Short Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

Fixed Income Funds

Current Name	Prior Name
JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund

JPMorgan Emerging Markets Debt Fund	JPMorgan Fleming Emerging Markets Debt Fund

JPMorgan Intermediate Tax Free Bond Fund	JPMorgan Intermediate Tax Free Income Fund

JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund

JPMorgan Core Bond Fund	One Group Bond Fund

JPMorgan Government Bond Fund	One Group Government Bond Fund

JPMorgan High Yield Fund	One Group High Yield Bond Fund and JPMorgan High Yield Bond Fund (name effective until 9/14/09)

JPMorgan Core Plus Bond Fund	One Group Income Bond Fund

Current Name	Prior Name
JPMorgan Mortgage-Backed Securities Fund	One Group Mortgage-Backed Securities Fund

JPMorgan Municipal Income Fund	One Group Municipal Income Fund

JPMorgan Ohio Municipal Bond Fund	One Group Ohio Municipal Bond Fund

JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund

JPMorgan Short-Intermediate Municipal Bond Fund	One Group Short-Term Municipal Bond Fund and JPMorgan Short Term Municipal Bond Fund (name effective until 4/30/09)

JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund

JPMorgan Treasury & Agency Fund	One Group Treasury & Agency Fund

JPMorgan Limited Duration Bond Fund	One Group Ultra Short-Term Bond Fund and JPMorgan Ultra Short Term Bond Fund (name effective until 7/1/06) and JPMorgan Ultra Short Duration Bond Fund (name effective until 8/31/09)

JPMorgan Tax Aware Real Return Fund	N/A

JPMorgan Income Builder Fund	JPMorgan World Income Builder Fund

JPMorgan Tax Aware High Income Fund	N/A

JPMorgan Strategic Income Opportunities Fund	N/A

JPMorgan Total Return Fund	N/A

JPMorgan Inflation Managed Bond Fund	N/A

JPMorgan Unconstrained Debt Fund	JPMorgan Multi-Sector Income Fund (name effective until 10/22/14)

JPMorgan Diversified Real Return Fund	N/A

JPMorgan Tax Aware Income Opportunities Fund	N/A

JPMorgan Floating Rate Income Fund	N/A

JPMorgan Emerging Markets Local Currency Debt Fund	N/A

JPMorgan SmartAllocation Income Fund	N/A

JPMorgan Global Bond Opportunities Fund	N/A

JPMorgan Commodities Strategy Fund	N/A

JPMorgan Corporate Bond Fund	N/A

JPMorgan Short Duration High Yield Fund	N/A

JPMorgan Emerging Markets Corporate Debt Fund	N/A

JPMorgan Income Fund	N/A

JPMorgan Flexible Long/Short Fund (effective upon the effectiveness of the Fund’s registration statement)	JPMorgan Flexible Credit Long/Short Fund (name effective until 5/18/16)

JPMorgan Ultra-Short Municipal Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan High Yield Opportunities Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

Investor Funds

Current Name	Prior Name
JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund

JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund

JPMorgan Investor Growth Fund	One Group Investor Growth Fund

JPMorgan SmartRetirement Funds

Current Name	Prior Name
JPMorgan SmartRetirement Income Fund	N/A

JPMorgan SmartRetirement 2015 Fund	N/A

JPMorgan SmartRetirement 2020 Fund	N/A

JPMorgan SmartRetirement 2025 Fund	N/A

JPMorgan SmartRetirement 2030 Fund	N/A

JPMorgan SmartRetirement 2035 Fund	N/A

JPMorgan SmartRetirement 2040 Fund	N/A

JPMorgan SmartRetirement 2045 Fund	N/A

JPMorgan SmartRetirement 2050 Fund	N/A

JPMorgan SmartRetirement 2055 Fund	N/A

JPMorgan SmartRetirement 2060 Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan SmartRetirement Blend Income Fund	N/A

JPMorgan SmartRetirement Blend 2015 Fund	N/A

JPMorgan SmartRetirement Blend 2020 Fund	N/A

JPMorgan SmartRetirement Blend 2025 Fund	N/A

JPMorgan SmartRetirement Blend 2030 Fund	N/A

JPMorgan SmartRetirement Blend 2035 Fund	N/A

JPMorgan SmartRetirement Blend 2040 Fund	N/A

JPMorgan SmartRetirement Blend 2045 Fund	N/A

JPMorgan SmartRetirement Blend 2050 Fund	N/A

JPMorgan SmartRetirement Blend 2055 Fund	N/A

JPMorgan SmartRetirement Blend 2060 Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

Other Funds

Current Name	Prior Name
JPMorgan Global Allocation Fund	JPMorgan Global Flexible Fund (name effective until 2/17/11)

JPMorgan Systematic Alpha Fund	JPMorgan Diversified Risk Fund (name effective until 5/14/14)

JPMorgan Multi-Manager Alternatives Fund	N/A

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J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Investment Trust

Undiscovered Managers Funds

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Trust III

JPMorgan Trust IV

JPMorgan Insurance Trust

JPMORGAN DISTRIBUTION SERVICES, INC.
Each on behalf of itself and each of its Funds

By:	By:
Name:	Name:
Title:	Title: